Dow Target Variable Fund LLC
Supplement dated June 30, 2009 to the Prospectus dated May 1, 2009
The following supplements and changes the Prospectus dated May 1, 2009:
On page 11, under “The Dow Jones Industrial Average(SM)”, General Motors Corporation and Citigroup, Inc. are hereby removed from the list of companies which currently comprise The Dow and are replaced with Cisco Systems, Inc. and The Travelers Companies, Inc.